Offerings - Offering: 1	May 28, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	565
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 565,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 78.03
Offering Note	Fee per Rule457(r)